Exhibit 99.1

December 2011

Appalachian and Illinois Basins Illinois Basin Properties Appalachian Basin Properties 1

Strategic Position in Southern Appalachia

Northern and Southern Appalachian Basins have same geologic history, similar producing formations and age equivalent Devonian shale plays



New York
Michigan
Pennsylvania
Indiana
Ohio
New Jersey
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
Huron / Chat
Marcellus

- ***Marcellus and Utica Shales in North*** **–High land, drilling and completion costs. Contentious political environment, intensely competitive**
- ***Berea, Lower Huron,Chattanooga Shale in South*** **– Reasonable costs, excellent response to horizontal drilling, oil development potential, no major competition**

Opportunity for Carbon to acquire producing assets in the south, expand existing operations, and consolidate a Southern Appalachian position.

2

carbon

Southern Appalachian Producing Horizons

System	Series	Horizon	South Point	Chapmanville	Neely Branch	Williamson	Carbon Fuels	Addington Land	Elliot County	Evan	North Addington	Asher	South Addington	New River	Interstate Natural Gas
Penn	Middle	Breathitt	Oil					Oil							
	Lower	Cow Run sandstone	Oil					Oil							
		Salt Sands													Gas
Mississippian	Upper	Maxon				Gas				Gas					Gas
		Little Lime													
		Big Lime / Monteagle		Gas	Gas	Gas	Gas			Gas	Gas	Gas		Oil	Gas
	Lower	Ft. Payne												Oil	
		Big Injun		Gas	Gas										
		Weir		Gas	Gas				Oil	Gas	Oil, Gas	Oil, Gas			Gas
Devonian	Upper	Sunbury Shale						Gas							
		Berea Sandstone		Gas	Gas	Gas	Gas	Oil		Gas					Oil
		Cleveland Shale			Gas	Gas									Gas
		Devonian Siltstone					Gas								
		Lower Huron Shale	Gas	Gas	Gas	Gas	Gas	Gas		Gas	Gas	Gas	Gas		Gas
		Chattanooga Shale												Gas	
		Rhinestreet Shale			Gas	Gas	Gas								
		Marcellus Shale		Gas											
	Middle	Onondaga lime													
	Lower	Oriskany Sandstone													
Silurian	Upper	Corniferous								Gas		Gas			Gas
	Lower	Big Six													Gas
		Clinton	Gas												
Ordovician	Upper	Utica Shale	Gas					Gas							
		Trenton													
	Middle	Black River													
	Lower	Knox													
Cambrian	Upper	Rose Run													
	Middle	Conasauga Shale								Gas					Gas
		Rome													
	Lower	Mt. Simon													

Oil ● Gas ☼

3

carbon

 7,000 mcfe net daily natural gas production Kentucky Horizontal Oil Development Program Expanding Illinois Basin Coalbed Methane production Multiple Horizontal Resource Play opportunities Devonian / Lower Huron Shale Seelyville Coal Berea Sandstone Oil Chattanooga Shale High BTU natural gas in close proximity to market Strong technical team with acquisition, production and drilling expertise Highlights 4

 Significant opportunity for expansion of production, reserves and cash flow at low finding and development and operating costs Over 280,000 net acres of oil and gas and coalbed methane rights ~ 40% Held by Production ~ 40% expire greater than 5 years Significant Undeveloped Resource Potential Large inventory of proved undeveloped horizontal development drilling locations Large inventory of horizontal resource development drilling locations Highlights 5

Seelyville Coal Chattanooga Shale Lower Huron Shale Berea Sandstone Oil Horizontal Development Projects Lower Huron Shale Lower Huron Shale & Siltstone Lower Huron Shale 6

 Acquired assets of Interstate Natural Gas 30 BCFE proved developed reserves at <$1 per mcfe Added over 3,000 mcfe per day of natural gas production from over 400 wells Synergistic operations, field operating efficiencies Drilled 6 Berea Sandstone horizontal oil wells in Kentucky Regional play with growth potential Expanding land base to accommodate increased drilling activity Participated in 1 Chattanooga Shale horizontal well in Tennessee High BTU gas on 70,000 acre block held by production (Carbon 50%) Drilled 1 triple leg multi-lateral coalbed methane well in Illinois Results consistent with expectations 2011 Activity 7

2012 Plans 8 Contintue development of horizontal Berea oil play wells in Kentucky 100% Carbon Continue leasing to fill in strategic acreage Review of adjacent properties for acquisition Evaluate additional horizontal coalbed methane potential in Illinois 50% Carbon Continue leasing to fill in strategic acreage Expand and improve gathering and compression system Establish local gas market (ethanol plant and refinery) Continue Optimization of INGC acquisition Expand and enhance gathering and compression systems Workovers, recompletions Review acreage for oil drilling opportunities

Net Proved Reserves 9 Net Proved Reserves (BCFE) Internal Estimate as of 9/30/11 using SEC methodology and pricing

Proved Reserves Base 10 * Proved Reserves of 81.4 BCFE include 331,000 bbls of oil. * Reserve Type Number of Wells Net Reserves (BCFE) Proved Developed Producing (Remaining) 777 45.3 Proved Developed Non-Producing 14 1.1 Proved Undeveloped 138 35 Total Proved Reserves 923 81.4*

Acreage Position 11

Berea Sandstone Horizontal Oil Development Horizontal Berea Oil 600 sq. mi. prospective area +/-17,000 net oil & gas acres, Long term or HBP leases Current acreage potentially supports 300 horizontal well locations Currently leasing additional acreage 12

Productive Berea Sandstone Areas in Kentucky



Carbon Acreage
+/-17,000 Net Acres
Oil Window
Oil & Gas
Dry Gas
Berea Thin or Absent
KY
OH
WV
25 Miles
Bracken
Mason
Robertson
rison
Nicholas
Fleming
Bourbon
Greenup
Carter
Boyd
Elliott
Lawrence
Wayne
Johnson
Martin
Mingo
Powell
Wolfe
dison
Estill
Magoffin
Lee
Breathitt
Floyd
Pike
Jackson
Owsley
Gallia
Mason
Putnam
Cabell
Lincoln
Logan
carbon

Geology and reservoir work suggests large volume of oil in place

Entire Berea trend has produced ~ 2 TCF of gas, little historical oil production

13

Horizontal Berea Decline Curve Horizontal Berea IRR Cases 2,000’ lateral in Berea 27 year expected life EUR (bbls) IRR 30,000 20% 37,000 29% 45,000 41 % Horizontal Berea Type Well Economics 14 Pricing - $85 per BBL WTI $4.00 per MMBTU Henry Hub 0 2 4 6 8 10 12 14 Feb-11 Feb-13 Feb-15 Feb-17 Feb-19 Feb-21 Feb-23 Feb-25 Feb-27 Feb-29 Feb-31 Feb-33 Feb-35 Feb-37 Feb-39 BO / Day 37,000 BO Case

Illinois Basin Over 90,000 net acres in Illinois Basin 50% working interest in Wabash Valley coalbed methane 36 vertical producing wells 1 multi lateral horizontal producing well 1,500 mcfd gross production Wabash Valley CBM Joint Venture 15

Wabash Valley CBM Joint Venture First multi-lateral horizontal well drilled Sept 2011 Transition to multi lateral horizontal development Wabash Valley owns gathering, compression and Texas Gas delivery station Average vertical reserves of 150 mmcf of gas per well Horizontal Coal Bed Methane 16 Sullivan Co., IN Crawford Co., IL Clark Co., IL

Horizontal CBM Decline Curve Horizontal CBM IRR Cases Fast drilling multilaterals ~ 10,000’ borehole in coal 27 year expected life Price ($/MCF) IRR $ 4.00 15% $ 6.00 34% $ 8.00 58 % Horizontal CBM Type Well Economics 17 Pricing: Henry Hub per mmbtu

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